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                                                                  EXHIBIT 10-B-1

                             HARTMARX CORPORATION

                            1988 STOCK OPTION PLAN
                      AS RECOMMENDED FOR ADOPTION AT THE
                 APRIL 13, 1988 ANNUAL MEETING OF STOCKHOLDERS

 1. Purpose of the Plan

          The purpose of this 1988 Stock Option Plan (the "Plan") is to promote the interests of Hartmarx Corporation, a Delaware corporation (the "Company"), and its stockholders by providing key employees of the Company and its subsidiaries and members of the Company's Board of Directors (the "Board") with opportunities to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the success and growth of the Company and its subsidiaries. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel and directors of outstanding ability.

 2. Shares Subject to the Plan

          The aggregate number of shares of Common Stock of the Company subject to options, Stock Appreciation Rights ("SARs"), Restricted Stock Awards ("RSAs") and Director Deferred Stock Awards ("DDSAs") which may be granted under the Plan shall not exceed 1,300,000 shares, provided, however, that no more than 260,000 of such shares shall be granted as RSAs. Options granted under this Plan will be either Employee Stock Options ("ESOs") or Director Stock Options ("DSOs"). If any option, SAR or award granted under this Plan lapses, terminates or is forfeited for any reason, the shares covered by such option, SAR or award may again be made subject to options, SARs or awards granted under the Plan, but this does not apply to any shares for which a cash payment is made pursuant to Section 9 below. Shares issued with respect to options, SARs or awards granted under the Plan may be authorized but previously unissued shares or shares held by the Company as treasury shares. Shares of Common Stock of the Company, of the par value $2.50 per share, shall be delivered unless Section 16 shall be applicable.

 3. Administration

          The Plan shall be generally administered by a Compensation and Stock Option Committee (the "Compensation Committee") comprised of not less than three directors appointed by the Board. The Compensation Committee will not include any employee of the Company or any subsidiary. Except with respect to DSOs and DDSAs, the Compensation Committee is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of options, SARs and awards to be issued under the Plan, to permit or require the acceleration of the exercise of such options and SARs and the acceleration of full ownership rights of shares under such awards, and to make all other determinations necessary or advisable for the administration of the Plan but only to the extent not contrary to the express provisions of the Plan. A Management Operations Committee (the "Management Committee") comprised of not less than three directors appointed by the Board shall have similar authority with respect to DSOs and DDSAs. The Management Committee will not include any member of the Compensation Committee.

 4. Eligibility

          ESOs, SARs and RSAs may be granted under the Plan to any key employee of the Company or any subsidiary thereof, including any such employee who is also an officer or director of the Company or a subsidiary, and as the Committee may determine. Except for DSOs and DDSAs, no person who is not an employee of the Company or a subsidiary or is or shall have been a member of the Compensation Committee shall be eligible to receive an option, right or award under the Plan and no member of the Management Committee shall be eligible to receive DSOs or DDSAs.

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5. Granting of Options to Employees

          Subject to the terms and conditions of the Plan, the Compensation Committee may, from time to time and as of any date or dates prior to April 13, 1998 as shall be specified by such Committee, grant to such eligible employees as such Committee may determine, ESOs to purchase such number of shares of Common Stock of the Company, on such terms and conditions as such Committee may determine, including the granting of an ESO with an SAR pursuant to Section 9(a) below. More than one such option may be granted to the same employee.

6. Option Price for Employees

          Except as provided in Section 8, the purchase price of each share of Common Stock subject to an ESO shall be fixed by the Compensation Committee, but shall not be less than 100% of the Fair Market Value of the share at the time such option is granted and shall not be less than the par value thereof.

7. Option Period for Employees

          Except as provided in Section 8, each ESO granted under the Plan shall expire and all rights to purchase shares or exercise an SAR thereunder shall cease ten years after the date such option is granted or on such date prior thereto as the Compensation Committee shall specify at the time of grant. No ESO shall permit the purchase of any shares or the exercise of an SAR thereunder during the first year after the date such option is granted except in cases of retirement or involuntary termination of employment such as death, disability or termination at the option of the Company (or its subsidiaries), or otherwise with the consent of the Compensation Committee. Neither the transfer of employment of an individual to whom an ESO, SAR or RSA is granted between any combination of the Company, a parent and a subsidiary thereof, nor a leave of absence granted to such individual and approved by the Compensation Committee, shall be deemed a termination of employment for purposes of the Plan.

          Unless otherwise specified by the Compensation Committee at the time of grant, the optionee shall have the right to elect to exercise an ESO as to all or any portion of the shares covered by such option at any time during the period which begins one year after any individual grant and ends with its expiration date, and this right shall also apply to the exercise of any SARs which may apply to some or all of such exercisable shares.

8. Incentive Stock Options

          ESOs may be granted as "incentive stock options" ("ISOs"), as defined in Section 422A of the Internal Revenue Code of 1986 (the "Code"). Except as otherwise permitted by the Code, no individual shall receive ISO grants from the Company to purchase shares of the Company's Common Stock to the extent that the aggregate Fair Market Value of such shares, when added to the aggregate Fair Market Value of shares of stock which may be purchased pursuant to other ISO grants received by such individual under all stock option plans of the Company and its subsidiaries which first become exercisable in the same calendar year as such ISO grants first become exercisable, exceeds any applicable limitations imposed by the Code (as determined at the date or dates of grant). The purchase price for each share subject to an ISO granted to an employee who owns stock possessing 10 percent or more of the combined voting power of all classes of stock of the Company (or of its parent or subsidiaries) shall be 110 percent of such Fair Market Value, and no ISO granted to such an employee shall be exercisable more than five years after the date of such grant. The right to exercise ISOs shall be governed by applicable provisions of Section 422A of the Code and the regulations and rulings promulgated thereunder with respect to sequential exercise of options granted hereunder (or under predecessor plans) and other matters not qoverned by rules set forth herein or by the Compensation Committee.

9. Stock Appreciation Rights

          (a) In the Compensation Committee's discretion, individual ESO grants may, when made, include the grant of an SAR which permits the optionee to either
(i) exercise such option with respect to a specified portion of the exercisable shares and receive a cash payment equal to the gain in market price from the

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date of grant to the date of exercise with respect to the remaining portion of the exercisable shares; or (ii) elect to receive a combination of shares of stock and a cash payment at the time of exercise with the sum of the then market value of such shares and the cash payment for any given grant being equal to the gain in market price from the date of grant to the date of exercise. With respect to alternative (ii) above, the Compensation Committee shall never grant an SAR in conjunction with an ESO which permits more than one-half of the gain in market price from the time of grant to the time of exercise to be paid in the form of a cash payment for any individual optionee with respect to any single grant. In lieu of exercising such SAR, an optionee to whom such SAR is extended by the Compensation Committee may elect to purchase all, or any portion of, such shares at the date of exercise.

          (b) The Compensation Committee may also, in its discretion, grant
SARs related to shares of Common Stock of the Company and which generally will have the same terms and conditions as described in Sections 6 and 7 above, but which are unrelated to ESOs. SARs not related to such options shall entitle the grantee to receive a payment in cash or in shares of Common Stock or in a combination of cash and shares equal in value to the gain in the market price of the Company's Common Stock from the date of grant of such SAR to the date of exercise with respect to the shares represented by such SAR; subject however to the Compensation Committee, in its sole discretion, (i) setting a maximum limit on the amount of gain that may be realized upon exercise of any such SAR and
(ii) specifying such other terms and conditions regarding the exercise of such SAR or the benefits to be derived therefrom.

10. Restricted Stock Awards

          The Compensation Committee may, from time to time and as of any date prlor to April 13, 1998, grant RSAs to eligible employees hereunder. In the Compensation Committee's discretion, an RSA may also entitle the grantee to receive dividends, if any, on the shares subject to the RSA. Each RSA shall be for a specified number of shares of the Company's Common Stock as to which the grantee will obtain full ownership rights upon the satisfaction of such conditions or the lapse of such restrictions as the Compensation Committee shall specify in writing at the time the RSA is granted. No RSA shall convey unrestricted ownership rights of any shares to a grantee before the first anniversary of the date the RSA is granted, except in the case of the grantee's death, disability or retirement (or otherwise with the consent of the Compensation Committee).

          All rights of a grantee to shares and undistributed dividends covered by an RSA shall be forfeited (unless the Compensation Committee shall determine that such forfeiture should not occur) if the conditions or restrictions specified in the RSA are not fully satisfied or have not fully lapsed prior to the grantee's termination of employment for reasons other than death, disability or retirement. An RSA may not be transferred by a grantee, except by will or applicable laws of descent.

11. Director Stock Options

          (a) Subject to the terms and conditions of the Plan, the Management Committee may, from time to time and as of any date or dates prior to April 13, 1998, grant DSOs to members of the Board who are neither employed by the Company or any subsidiary nor a member of the Management Committee (an "Outside Director"). If granted, DSOs granted to a director in any twelve consecutive calendar month period ending each March 31 will cover 1,000 shares of the Company's Common Stock or, if greater, the number of whole shares of the Company's Common Stock as shall be determined by dividing such director's Retainer for such period by the Fair Market Value of a share on the date or dates of grant.

          (b) The Management Committee may also grant a DSO to each Outside Director on each date of his or her election to the Board, provided, that prior to such date the director has irrevocably chosen to receive such a DSO in lieu of all or part of his or her Retainer. The number of shares covered by a DSO shall be equal to the nearest number of whole shares determined in accordance with the following formula:


             Retainer Amount to be Received as a DSO       Number
             ---------------------------------------  =  of Shares
                 Fair Market Value minus $1.00

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          (c) Each Outside Director may also elect to convert the right to receive all or part of the balance in such director's Deferred Benefit Account to a DSO. The director's "Deferred Benefit Account" is the account maintained by the Company pursuant to such director's January l, 1986 Deferred Compensation Agreement with the Company. The number of DSO shares resulting from such conversion shall be determined using the following formula:

          Amount of Deferred Benefit Account Converted            Number
     -------------------------------------------------------  =  of Shares
     Fair Market Value as of the conversion date minus $1.00

          (d) Unless Section 16 shall be applicable, the purchase price of each share of Common Stock subject to a DSO shall be fixed by the Management Committee, but shall not be less than 100% of the Fair Market Value of the share at the time such option is granted and shall not be less than the par value thereof, except that the purchase price of each such share subject to a DSO granted under Sections ll(b) or 11(c) shall be $1.00. DSOs shall expire and all rights to purchase shares thereunder shall cease ten years after the date such option is granted. DSOs shall be exercisable in full not less than six months after the date of grant. Notwithstanding the foregoing, a DSO shall become exercisable in full upon the director's death, disability or termination of service on the Board (or otherwise with the consent of the Management Committee).

12. Director Deferred Stock Awards

          DDSAs shall consist of credits of share units ("Units") to a deferred stock award account established for each eligible director. Each Unit shall represent the equivalent of one share of Common Stock of the Company. Each Outside Director shall be granted one hundred fifty (150) DDSA Units as of January 14, 1988 and, thereafter on each date of his or her election to the Board. Dividend equivalents earned on DDSAs will be credited as additional Units as provided in Section 13. Upon a director's death, disability or termination of service on the Board, all Units in his or her deferred stock award account, including Units arising from dividend equivalents, shall be paid to the director in shares of Common Stock of the Company equal in number to the total number of whole Units in his or her account. Any fractional Unit shall be paid in cash equal to the fair market value of such fractional Unit as determined consistent with the method used to determine the Dividend Equivalent Crediting Price in Section 13. Neither DDSAs nor dividend equivalents credited thereon may be transferred by a director, except by will or applicable laws of descent.

13. Dividend Equivalents

          Shares covered by outstanding DSOs granted under Sections 11(b) and 11(c) and shares represented by DDSA Units may earn dividend equivalents.

          (a) For shares covered by an eligible DSO outstanding on a dividend record date for Common Stock of the Company, the optionee shall receive a cash payment equal to the amount of dividends that would have been paid had such option shares been issued and outstanding on such dividend record date. When dividends offered on Common Stock of the Company are not to be paid in cash, the dividend equivalent amount shall be determined as follows:

          (i) Where the dividend has been offered in Common Stock of the Company, the dividend equivalent shall be the amount resulting from multiplying the Dividend Equivalent Crediting Price times the number of shares (including any fractional share) that would have been issued to the optionee had the option shares been issued and outstanding on the dividend record date.

         (ii) Where the dividend has been offered in property other than cash or Common Stock of the Company, the dividend equivalent shall consist of a cash payment to the optionee equal to the market value (as the Management Committee shall determine in its absolute discretion) of the property which would have been payable to the optionee had the option shares been issued and outstanding on the dividend record date.

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          (b) Dividend equivalents earned on DDSA Units shall be credited to each director's deferred stock award account as Units or fractional Units. The dividend equivalent amount shall be determined as follows when dividends are not paid in shares of Common Stock:

          (i) Where the dividend has been offered in cash, the number of corresponding Units or fractional Units to be credited to the director's deferred stock award account shall equal the quotient obtained by dividing the cash dividend which would have been payable on the shares represented by Units already credited to the director's deferred stock award account by the Dividend Equivalent Crediting Price.

         (ii) Where the dividend has been offered in property other than cash or Common Stock of the Company, the number of corresponding Units or fractional Units to be credited to the director's deferred stock award account shall equal the quotient obtained by dividing the fair market value (as the Management Committee shall determine in its absolute discretion) of the property which would have been payable on the shares represented by the Units already credited to the director's deferred stock award account by the Dividend Equivalent Crediting Price.

          As used in this Plan:

               "Retainer" is the cash amount which the director will be entitled to receive for serving as a director from the last date of his or her election to the Board until the next Annual Meeting of the Stockholders of the Company, but shall not include DDSAs granted under this Plan, fees for attendance at meetings of the Board and fees associated with service on any Committee of the Board or with any other services to be provided to the Company.

               Unless otherwise determined by the appropriate Committee granting an option under this Plan, "Fair Market Value" is the mean between the high and low prices for the Company's Common Stock on the New York Stock Exchange--Composite Transactions, or other principal market quotation, on either the option grant date or, if no sale has been made on such exchange on such date, on the last preceding day on which any sale shall have been made; and "Dividend Equivalent Crediting Price" is such Fair Market Value on a dividend payment date.

14. Transferability and Termination of Options and SARs

          Unless the rules of the Plan provide otherwise, during the lifetime of an individual to whom an option or SAR is granted, only such individual may exercise such option or SAR, and with respect to ESOs and SARs, only while such individual is an employee of the Company or of a parent or subsidiary thereof, and only if he or she has been continuously so employed since the date such ESO or SAR was granted. An option or SAR may be exercised following the optionee's death or termination of employment or service on the Board, as applicable, subject to the rules of the Plan then in effect. An option or SAR may not be transferred by a grantee, except by will or applicable laws of descent. In no event shall any option or SAR be exercisable at any time after its expiration date. When an option or SAR is no longer exercisable, it shall be deemed to have lapsed or terminated.

15. Exercise of Options and SARs

          A person entitled to exercise an option or SAR may, subject to its terms and conditions and the terms and conditions of the Plan, exercise it by delivery to the Company at its principal office in Chicago, Illinois, of written notice of exercise, specifying the number of shares with respect to which the option or SAR is being exercised, accompanied by payment in full of the purchase price, if any, of any shares to be purchased at the time. Such payment may be in the form of cash or shares of Common Stock of the Company having an equivalent cash value at the time of exercise, or a combination of cash and such shares. No fractional shares shall be issued, and no shares shall be issued unless their issuance complies with all applicable Federal and State laws and unless required payment therefor has been made. The granting of an option, SAR or award to an individual shall give such individual no rights as a stockholder except as to shares actually issued.

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16. Changes in Capitalization and Similar Changes

          In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination. exchange of shares or other similar corporate change, the aggregate number and class of shares as to which options, SARs or awards may be granted under the Plan and the terms of any outstanding options, SARs or awards shall be equitably adjusted by the Compensation Committee in the case of employees and by the Management Committee in the case of Outside Directors.

17. Withholding

          An option, SAR or award may provide that the grantee may deliver to the Company (or authorize the Company to retain from shares issued or to be issued pursuant to such option, SAR or award) whole shares of Common Stock of the Company to satisfy the Company's or such grantee's obligation, if any, to withhold or to pay, respectively, an amount required to be withheld under applicable income tax laws with respect to the exercise of such option or SAR or the payment of such award.

18. Written Agreements

          All options, SARs and awards granted under the Plan shall be evidenced by written agreements or notifications in such form or forms as the Compensation Committee or Management Committee (whichever is applicable) may from time to time determine.

19. Amendment and Discontinuance of Plan

          The Board may at any time amend, suspend or discontinue the Plan, provided, however, that no amendment by the Board shall, without further approval of the stockholders of the Company (except as provided in Section 16 hereof) increase the total number of shares of Common Stock of the Company which may be made subject to options, SARs or awards granted under the Plan, change the minimum purchase price of any option or the terms of any SAR, increase the maximum period during which options or SARs may be exercised, extend the term of the Plan beyond the date which is ten years after approval of this Plan by the stockholders, or permit the granting of ESOs, SARs or RSAs to employees who are then or have ever been members of the Compensation Committee. No amendment of the Pian shall, without the consent of the holder of the option, SAR or award alter or impair any option, SAR or award previously granted under the Plan.

20. Effective Date and Stockholder Approval of Plan

          The Plan shall become effective on April 13, 1988, subject to approval and ratification of the Plan, at the Annual Meeting of Stockholders of the Company held on April 13, 1988, by the affirmative vote of the majority of the shares of Common Stock of the Company voting at the meeting.

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